                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael W. Brown and William R. Neukom, or either of them, his attorneys-in-fact, for him in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                          Title                                              Date
- ---------                                          -----                                              ----
\s\ William H. Gates                               Chairman, Chief Executive Officer,                 October 13, 1994
- ---------------------------
William H. Gates                                   Director (Principal Executive Officer)




\s\ Paul G. Allen                                  Director                                           October 11, 1994
- ------------------------
Paul G. Allen



\s\  Richard A. Hackborn                           Director                                           October 7, 1994
- --------------------------
Richard A. Hackborn



\s\ David F. Marquardt                             Director                                           October  14, 1994
- ---------------------------
David F. Marquardt



  \s\  Robert D. O'Brien                           Director                                           October 4, 1994
- ----------------------------
Robert D. O'Brien



\s\  William G. Reed, Jr.                          Director                                           October 4, 1994
- ----------------------------
William G. Reed, Jr


\s\  John A. Shirley                               Director                                           October 4, 1994
- ------------------------
John A. Shirley